UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL 32953 321.452.9091 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 26, 2010, Registrant completed the acquisition of Xnergy, Inc. (“Xnergy”) from Healthcare of Today, Inc. pursuant to an Acquisition Agreement dated November 5, 2010, a copy of which is attached to this Report as Exhibit 2.  Healthcare of Today, Inc. is the majority shareholder of Registrant. As a result of the acquisition, Xnergy has become a wholly-owned subsidiary of Registrant. The acquisition is still subject to Healthcare of Today, Inc. and Xnergy providing each other with several deliverables, all of which are or will be placed into escrow with an anticipated deadline for completion and exchange on or before December 29, 2010.

Under the terms of the Acquisition Agreement, Registrant has agreed to issue 2,000,000 shares of its common stock (post-reverse split) and 5,000,000 shares of Series A voting preferred stock to Healthcare of Today, Inc. for all of the issued and outstanding shares of Xnergy, which Healthcare of Today, Inc. earlier acquired in a conditional closing transaction valued at $15,000,000.  The Series A Preferred Stock of Registrant will be issued as soon as the Articles of Incorporation of Registrant have been amended to authorize the issuance of the preferred shares and, when issued, will be entitled to a vote of 51 percent of the total vote on any matters on which the shareholders are entitled to vote.  There was no cash element of the acquisition, which was an all stock exchange transaction.

A previous press release dated November 9, 2010 announced that the acquisition transaction had already closed as of November 9 and that the two principal officers of Xnergy, Inc., D. Jason Davis and Joey Patalano, had been appointed to the Board of Directors of AEGY and as its senior officers.  The press release should have more accurately stated that the final terms of the acquisition had been agreed upon effective as of November 5, 2010 although subject to both Healthcare of Today, Inc. and Xnergy providing each other with several additional deliverables, all of which are or will be placed into escrow and exchanged upon the escrow agent’s receipt of all of the deliverables and that Mr. Davis and Mr. Patalano would become directors and officers of AEGY as one of those deliverables and as part of that agreement.

Section 3 – Securities and Trading Markets.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the acquisition of Xnergy, Inc. from Healthcare of Today, Inc., the Registrant will issue 2,000,000 of its post-split common stock to Healthcare of Today, Inc., as a result of which there are 9,840,637 common shares issued and outstanding, a majority of which are held by Healthcare of Today, Inc.  In addition, Registrant has agreed to issue 5,000,000 shares of Series A voting preferred stock to Healthcare of Today, Inc. which will be issued as soon as the Articles of Incorporation of Registrant have been amended to authorize the issuance of the preferred shares. When issued, the Series A Preferred Stock will be entitled to a vote of 51 percent of the total vote on any matters on which the shareholders are entitled to vote. All of the shares issued or to be issued in the acquisition are or will be issued as unregistered, restricted securities as a private placement under Section 4(2) of the Securities Act of 1933.

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2010, the Board of Directors of Registrant approved a resolution to expand the Board of Directors to five members and then appointed Michael Choo and Michael Holder as additional members of the Board of Directors.

MICHAEL O. CHOO, President & Chief Executive Officer of Bellflower Medical Center, Los Angeles, CA. Previously served as Principal, Managing Partner & President & Chief Executive Officer of Integra Healthcare, Inc., Principal, Managing Partner, & Chairman of The Board of Directors of Doctors’ Hospital of Shreveport, and Principal, Managing Partner & Senior Vice President of Operations for Ethicus Healthcare Management, LLC.  Mr. Choo was also previously the Senior Vice President of Promise Healthcare, Inc. and Chief Executive Officer of Promise Specialty Hospital of Shreveport, a 146 bed JCAHO long-term acute care, acute rehabilitation, gerontologic and adult psych turnaround hospital located in Shreveport, Louisiana.  As second in command of the Company, he had corporate oversight of the Company’s 14 other facilities from the standpoint of corporate recruitment, new business development, and operational turnaround.  Before his departure from Promise Healthcare, Inc., he brought over 120+ collective years of corporate operational experience, leadership, structure, “team concept” and organization to the Promise Healthcare Executive team.  Mr. Choo has over 29 years of experience in healthcare with expertise in Operational Executive Management, Hospital Turnarounds, Hospital Acquisitions, and Ground Floor Start-ups.  He has vast experience in the clinical setting as well as the operational and organizational development & structure of hospitals and healthcare organizations to comply with state & federal regulatory agency guidelines.  Mr. Choo is finishing his Masters degree in Business Administration from California Coast University, and served in executive positions with various hospitals and companies managing hospitals.  He held a previous position as the Chief Executive Officer of HealthSouth in Reno a 63 Acute Rehabilitation Freestanding Hospital in Reno, NV acting as Team Leader for the HealthSouth Surgical center, and HealthSouth Sports Clinic in Carson City, NV.  He also has been the Vice President of NPSI with responsibility for 4 major hospitals in the Los Angeles and San Diego area, and Regional Chief Operations Officer of ARMS with responsibilities for 5 hospital turnarounds and 2 ground floor start-ups.  Mr. Choo brings experience from the acute care industry, LTAC industry, Behavioral Health Industry, and Acute Rehabilitation Industry to the organization.

MICHAEL HOLDER

Holder is an experienced executive with over 25 years of experience in operational, fund-raising, and transactional capacities in the medical technology, healthcare and other industries, as well as in mergers and acquisitions.   He is the CEO of Organ Transport Systems, Inc., a biomedical company focused on preservation and transport technology for human organs based in the Dallas, Texas area.  Holder currently also serves on the Boards of Servergy, Inc. and Tribute Medical LLC.

Previously, Holder ran the Information Technology Solutions business for Premier Inc., an $18 Billion hospital equipment and supply company.  During his career, he has also served as an executive with the Sam Walton family private equity fund, Heartland Capital Partners, as well as with leading healthcare company BeaconEye Inc., where he completed an IPO and a strategic sale of the company.  Holder holds an M.B.A. from the Wharton School of Business, his B.S. in Business Administration from the University of North Carolina, and previously earned CPA designation.

On November 26, 2010, the Board of Directors appointed D. Jason Davis and Joey Patalano to fill the remaining two vacancies on its Board of Directors.  Mr. Davis also was elected as President and Chief Executive Officer and Mr. Patalano was elected as Vice President and Chief Operating Officer.  Gary Reed will remain as Chairman of the Board of Directors and also will continue to serve as President and Chief Executive Officer of Sunarias Corp. and Élan Energy, Inc., both wholly-owned subsidiaries of Registrant.

D. JASON DAVIS is President and CEO of Xnergy, Inc.  He co-founded Xnergy in 2001.  At Xnergy, Davis has been responsible for managing complex, multi-million dollar projects while developing future business.  He oversees design development, pre-construction services, and day-to-day operations of the company. Mr. Davis has been in the mechanical industry since he graduated with his engineering degree in 1993.  He has spent the last eighteen years serving the biotech, pharmaceutical and high technology markets, among others.  He previously served as the General Manager and Project Manager for two high profile mechanical companies in the Orange County and Los Angeles County areas.  He was responsible for managing large complex projects while developing future business.  Some of his most notable projects include, Guidant Corporation, Prometheus Labs, Pfizer Stability Chambers, The Salk Institute, TSRI, Quidel, Gensia Sicor cGMP Production Facility in Irvine, San Diego Zoo Polar Bear Plunge Exhibit, Techniclone cGMP Pilot Plant, Carlsbad by the Sea OSHPD retirement community, Boston Scientific IVT, Alpha Therapeutics cGMP product mixing, Medtronic design/build heart valve manufacturing facility, Gemological Institute of America design/build central plant expansion & Rare Books Room, Allegiance Healthcare design/build of product batching plant and Baxter heart valve manufacturing facility. He has been a continuing member of ISPE since 1997 and current member of ASHRAE.  Mr. Davis held licenses with U.S.C.G. for Unlimited Horsepower for Turbine and Reciprocating engines and as a Licensed Engineer with the NUILPE (Power Engineers).

JOSEPH PATALANO co-founded Xnergy in 2001 with Jason Davis, and serves as the company’s Vice President and COO.  Patalano oversees Xnergy's operational processes including project scheduling, manpower, coordination, business development, compliance quality control, and all field labor. Together, Davis and Patalano have led Xnergy to win a number of awards including the "Excellence in Construction" award from the Associated Builders & Contractors (www.abc.org). He has staffed and built numerous distributed generation and alternative energy projects.

As part of the acquisition of Xnergy, Inc. by Healthcare of Today, Inc., employment agreements were entered into at closing of that acquisition between Xnergy, Inc. and both Mr. Davis and Mr. Patalano providing for salaries, bonuses and stock grants.  Mr. Davis is entitled to an annual salary of $300,000 and Mr. Patalano, of $140,000, plus discretionary bonuses, benefits consistent with benefits available generally by Xnergy and other standard benefits. Part of those employment agreements, copies of which are attached to this Report as Exhibits 10.1 and 10.2, provided for the issuance of stock options to Davis and Patalano by Registrant, following the acquisition of all of the outstanding stock of Xnergy by Registrant, pursuant to a Stock Plan to be adopted by the Board of Directors and shareholders of Registrant.  Issuance of the grants and the terms of any performance requirements, are to be determined by the Board of Directors of Registrant or an independent compensation committee of the Board, following adoption of a Stock Plan by the Board and approval of the Plan by the shareholders.  The terms of the proposed Stock Plan will be submitted to the shareholders at the next Annual Meeting of Shareholders.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.
(b)	Pro Forma financial information

Unaudited pro forma financial information for Registrant and its subsidiaries is attached to this Report as Exhibit 99.  The pro forma financial information required by this Item 9(b) for Xnergy, Inc. will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) and Item 9(b) of Form 8-K.

(c)	Not applicable

                 (d)  Exhibits.

Exhibit No.	Description

2	Acquisition Agreement dated November 5, 2010 between Alternative Energy Partners, Inc. and Healthcare of Today, Inc. for the acquisition of Xnergy, Inc.

10.1	Employment Agreement between D. Jason Davis and Xnergy, Inc. dated November 1, 2010.

10.2 99	Employment Agreement between Joey Patalano and Xnergy, Inc. dated November 1, 2010. Unaudited Pro Forma Financial Statements of Alternative Energy Partners, Inc. and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: December 1, 2010	By:	/s/ Gary Reed
Gary Reed, Chairman